Van Kampen Massachusetts Value Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



 Security   Purcha   Size   Offeri    Total   Amount   % of    % of
Purchased     se/     of      ng     Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng      of    Offering  Purcha  Purcha   Tota
                            Shares              sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
Massachuse  5/27/0    -     $96.97  $404,215  1,000,   0.25%   0.17    Bear,
 tts Bay       4                      ,000      000             %    Stearns &
Transporta                                                           Co. Inc.,
   tion                                                               Siebert
Authority                                                            Brandford
                                                                      Shank &
                                                                     Co., LLC,
                                                                     Carolan &
                                                                         Co
                                                                     (Division
                                                                         of
                                                                     Oppenheime
                                                                      r & Co.
                                                                       Inc),
                                                                      Goldman,
                                                                      Sachs &
                                                                        Co.,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co.,
                                                                       Lehman
                                                                     Brothers,
                                                                       Morgan
                                                                      Stanley,
                                                                     Citigroup,
                                                                     JP Morgan,
                                                                      Quick &
                                                                      Reilly,
                                                                       Inc.,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                       Corby
                                                                      Capital
                                                                      Markets,
                                                                     Inc., M.R.
                                                                       Beal &
                                                                      Company,
                                                                      RBC Dain
                                                                      Rauscher
                                                                        Inc


                                                                      Goldman,
                                                                      Sachs &
                                                                        Co,
Massachuse  9/17/0    -     $107.1  $66,330,  1,000,   1.51%   1.50  Citigroup,
tts Water      4               6       000      000             %      Morgan
Resources                                                             Stanley,
Authority                                                              Bear,
                                                                     Stearns &
                                                                      Co. Inc,
                                                                        UBS
                                                                     Financial
                                                                      Services